UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2020

KBL MERGER CORP. IV

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Park Place, Suite 45E New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 502-2727

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KBLM	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share	KBLMW	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	KBLMR	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock, one Warrant and one Right	KBLMU	The NASDAQ Stock Market LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2020, in connection with the Special Meeting (defined below), KBL Merger Corp. IV (the “Company”) filed with the Secretary of State of the State of Delaware an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 9, 2020, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Charter extending the date by which the Company must consummate its initial business combination and the date for cessation of operations of the Company if the Company has not completed an initial business combination from July 9, 2020 to November 9, 2020 or such earlier date as determined by the Board of Directors of the Company (the “Extension Amendment Proposal”).

Set forth below are the final voting results for the Extension Amendment Proposal:

For	Against	Abstain	Broker Non-Votes
4,255,892	0	0	0

Stockholders holding 106,186 public shares exercised their right to redeem such public shares into a pro rata portion of the Trust Account. As a result, an aggregate of approximately $1,160,695.35 will be removed from the Company’s trust account to pay such holders. Following such redemptions, a total of approximately $10,279,476,43 will remain in the Company’s trust account.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Fifth Amendment to the Amended and Restated Certificate of Incorporation.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2020	KBL MERGER CORP. IV

	By:	/s/ Marlene Krauss, M.D.
Name: Marlene Krauss, M.D.
Title: Chief Executive Officer

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